Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is dated July 20, 2023, by and between TraqIQ, Inc., a California corporation (the “Company”) and Renovare Environmental, Inc., a Delaware corporation (the “Holder”, and, collectively with the Company the “Parties”, and each individually, a “Party”).

RECITALS

WHEREAS, on or about January 5, 2023, the Holder and its wholly-owned subsidiary BioHiTech America, LLC (“BHT” and together with the Holder, the “Sellers”) consummated the transactions contemplated by that certain Asset Purchase Agreement dated December 30, 2022 (the “Purchase Agreement”) with the Company whereby the Company acquired from the Holder and BHT certain assets related to the Sellers business and assumption of certain of the Sellers’ liabilities (the “Asset Sale”) and the Company issued to the Holder 15,686,926 shares (the “Holder Common Shares”) of common stock, $0.0001 par value of the Company (the “Common Stock”) and 1,250,000 shares of Series B Convertible Preferred Stock, $0.0001 par value of the Company (the “Holder Preferred Shares”), convertible as of the date hereof into 125,000,000 shares of Common Stock;

WHEREAS, certain holders of existing securities of the Holder (the “Existing Investors”) have asserted that the Holder breached certain provisions of certain existing securities and/or existing agreements with the Holder (including, without limitation, one or more certificates of designations of preferred stock of the Holder) in connection with the Asset Sale (the “Claimed Breach”);

WHEREAS, the Holder disputes the Claimed Breach, but the Holder and the Company desire to enter into one or more settlement agreements, in the form attached hereto as Exhibit A (the “Settlement Agreements”), each with certain Existing Investors (each, a “Settlement Party”) to settle all claims by each such Settlement Party with respect to the Claimed Breach in accordance therewith in exchange for the transfer of certain Series A Rights and/or Series B Rights, as applicable, exercisable into such aggregate number of shares of Common Stock as set forth on the signature page of the Settlement Party to such applicable Settlement Agreement (collectively, the “Settlement Consideration”);

WHEREAS, in connection with the transfer to each Settlement Party of the Settlement Consideration as contemplated by the Settlement Agreements, the Holder desires to exchange (the “Exchange”) 14,118,233 Holder Common Shares and 1,250,000 shares of Holder Preferred Shares (collectively, the “Transferred Securities”) into (x) Series A Rights, in the form attached hereto as Exhibit B (the “Series A Rights”), exercisable into 108,729,363 shares of Common Stock (the “Series A Rights Shares”) and (y) Series B Rights, in the form attached hereto as Exhibit C (the “Series B Rights”, and together with the Series A Rights, the “Rights”), exercisable into 30,388,870 shares of Common Stock (the “Series B Rights Shares” and together with the Series A Rights Shares, the “Rights Shares”, and together with the Rights, the “Securities”) in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, in connection with the Settlement Agreements, the Company and each Settlement Party will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration Rights Agreement”, and together with the Rights and the Settlement Agreements, the “Exchange Documents”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, capitalized terms not defined herein shall have the meaning as set forth in the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Exchange.

1.1 On the Closing Date (as defined below), the Holder shall consummate the Exchange by delivering to the Company the Transferred Securities and the Company shall execute and deliver the Rights to the Holder (or at the direction of the Holder, the applicable Settlement Parties). Notwithstanding the foregoing, regardless of the time such Rights have been delivered to the Holder (or the applicable Settlement Parties), as of the date hereof, the Holder shall be the record owner of the Rights, with the right to transfer such Rights to the Settlement Parties in accordance with the terms of the Settlement Agreements (without the requirement of any legal opinion or other documentation with respect thereto) and the Transferred Securities shall be deemed cancelled. The Rights shall bear a legend indicating that the issuance of such securities have not been registered under the Securities Act.

1.3 Upon the execution and delivery of one or more Settlement Agreements on or after the date hereof, the Company shall execute the Registration Rights Agreement or, after the initial execution of the Registration Rights Agreement, a joinder to the Registration Rights Agreement in the form attached hereto as Exhibit E (the “RRA Joinder”), as applicable, with respect to the Rights transferred to such applicable Settlement Party pursuant to such applicable Settlement Agreement.

1.4 The Company and the Holder shall execute and/or deliver such other documents and agreements and to take such actions as are customary and reasonably necessary to effectuate the Exchange and to consummate the terms of the Settlement Agreements.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

The Company hereby represents and warrants as of the date hereof to, and covenants with, the Holder as follows:

2.1 Organization and Standing. The Company is validly existing as a corporation in good standing under the laws of California, has full corporate power and authority to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and in good standing in each jurisdiction in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries (the “Subsidiaries”), if any, individually or taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into (or entered into) in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under this Agreement.

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2.2 Authorization; Corporate Power. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) equitable principles generally, including any specific performance), and the Company has the requisite corporate power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder and thereunder, and the authorization (or reservation for issuance), the Exchange, and the issuance of the Rights and, upon exercise of the Rights, the Rights Shares (collectively, the “Securities”) have been taken on or prior to the date hereof.

2.3 Valid Issuance and Delivery of Securities. The Rights Shares when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The Rights when issued in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued. The offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

2.4 Consents. No consent, waiver, approval or authorization of or designation, declaration or filing with any Person (as defined below) on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Rights or the issuance or the reservation for issuance of the Rights Shares or the consummation of any other transaction contemplated by this Agreement, except for such consent as have been obtained by the Company. For purposes of this Agreement, (i) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof; and (ii) “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

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2.5 No Default or Violation. The execution and delivery of the Agreement and the Exchange by the Company will not (i) result in a breach of or a default under any of the terms or provisions of (A) the Company’s certificate of incorporation or by-laws, or (B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound or (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets except in the case of clauses (i)(B) or (ii) for any such breaches, defaults or violations which would not have a Material Adverse Effect. The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a Material Adverse Effect, and the Company has not received written notice of any such violation.

2.6 Offering; No Consideration. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company represents and warrants that neither it nor any Person acting on its behalf, has directly or indirectly paid or given any commission or other remuneration for soliciting the transactions contemplated by this Agreement. The offer, exchange and issuance, as applicable, of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and the qualification or registration requirements of state securities laws or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

2.7 Absence of Litigation. Except as set forth in the reports, schedules, forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock, any securities of the Company or any of the Company’s officers or directors in their capacities as such, which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

2.8 Validity; Enforcement. This Agreement have been duly and validly authorized, executed and delivered on behalf of the Company and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

2.9 Blue Sky. The Company shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

2.10 No Integration. None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf shall, directly or indirectly, make any offers or sales of any security (as defined in the Securities Act) or solicit any offers to buy any security or take any other actions, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with such offering or any prior offerings by the Company for purposes of Regulation D under the Securities Act.

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2.11 Outstanding Shares. As of the date hereof, the capitalization of the Company consists of 33,939,965 shares of Common Stock issued and outstanding, 1,250,000 shares of Series B Preferred Stock issued and outstanding and 701,000 shares of Series C Preferred Stock issued and outstanding.

3. Representations and Warranties of the Holder. As of the date hereof and the Closing Date, the Holder agrees, represents and warrants to the Company that:

3.1 Organization; Authority. The Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Exchange Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

3.2 Enforcement. This Agreement and the Exchange Documents to which it is a party have been duly executed by the Holder and constitute legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

3.3 Consents. The Holder is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any Person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby.

3.4 Non-contravention. Neither the execution and the delivery by the Holder of this Agreement, nor the consummation by the Holder of the transactions contemplated hereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Holder is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Holder is a party or by which the Holder is bound or to which any of its assets is subject, except in the case of clauses (a) and (b) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

3.5 Reliance on Exemptions. The Holder agrees, acknowledges and understands that the Securities are being offered and exchanged in reliance upon specific exemptions from the registration requirements of United States federal and applicable state securities or “blue sky” laws and that the Holder and the Company are each relying upon the truth and accuracy of, and the Holder’s and Company’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

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3.6 Transfer or Resale. The Holder agrees, acknowledges and understands that:

(a) the Securities have not been and, except as set forth herein, are not being registered under the Securities Act or any applicable state securities or “blue sky” laws. Consequently, the Holder may have to bear the risk of holding the Securities for an indefinite period of time because the Securities may not be transferred unless: (A) the resale of the Securities, is registered pursuant to an effective registration statement under the Securities Act; (B) other than with respect to the transfer of the Rights to the Settlement Parties, the Holder has delivered to the Company an opinion of counsel reasonably acceptable to the Company and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) the Securities are sold or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”);

(b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder;

(c) except as set forth in the Registration Rights Agreement, neither the Holder, the Company, nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities or “blue sky” laws or to comply with the terms and conditions of any exemption thereunder;

(d) notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Holder effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Exchange Document, including, without limitation, this Section 3.6(d).

3.7 Legends. The Holder agrees, acknowledges and understands that the certificates representing the Securities will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

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3.8 No Brokers. The Holder has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

3.9 Reliance on Representations. The Holder agrees, acknowledges and understands that the Holder and the Company, are entitled to rely on the representations, warranties and covenants made by the Holder herein.

4. Closing; Conditions. Subject to the conditions set forth below, the Exchange shall take place at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178, on the Business Day immediately following such date as the Company and Holder shall have satisfied all conditions to closing below, or at such other time and place as the parties hereto mutually agree (the “Closing” and the “Closing Date”).

4.1 Condition’s to Holder’s Obligations. The obligation of the Holder to consummate the Exchange is subject to the fulfillment, to the Holder’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Delivery of Transferred Securities. The Holder shall have duly delivered to the Company the Transferred Securities.

(b) Issuance of Securities. At the Closing, the Company shall issue the Rights to the Holder (or, at the Holder’s direction, in whole or in part, to the applicable Settlement Parties) in exchange for the Transferred Securities.

(c) Transfer Agent Certificate. The Company shall have delivered to the Holder a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

(d) Certified Charter. The Company shall have delivered to the Holder a certified copy of the articles of incorporation of the Company as certified by the California Secretary of State within ten (10) days of the Closing Date.

(e) Secretary Certificate of Company. The Company shall have delivered to the Holder a certificate, in the form acceptable to the Holder, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent authorizing the Exchange as adopted by the Company’s Board of Directors in a form reasonably acceptable to the Holder, (ii) the articles of incorporation of the Company, and (iii) the bylaws of the Company, each as in effect at the Closing.

(f) Officer Certificate of Company. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) on the date hereof and on and as of the Closing Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are accurate in all respects) as of such specified date). The Holder shall have received a certificate, duly executed by the Chief Executive Officer of the Holder, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Holder in the form acceptable to the Holder.

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(g) No Material Adverse Effect. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(h) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(i) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

(j) Consents. The Company shall have obtained all governmental, regulatory or third party consents and approvals (or waiver of such consents or approvals), if any, necessary for the Exchange, as applicable.

4.2 Condition’s to the Company’s Obligations. The obligation of the Company to consummate the Exchange is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Holder contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which are accurate in all respects) on the date hereof and on and as of the Closing Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which are accurate in all respects) as of such specified date).

(b) Surrender of Transferred Securities. At the Closing, the Holder (or at the Holder’s direction, the Holder) shall surrender the Transferred Securities to the Company for cancellation.

(c) Secretary Certificate of Holder. The Holder shall have delivered to the Company a certificate, in the form acceptable to the Company, executed by the Secretary of the Holder and dated as of the Closing Date, as to (i) the resolutions consistent authorizing the Exchange as adopted by the Holder’s Board of Directors in a form reasonably acceptable to the Company, (ii) certificate of incorporation of the Holder, and (iii) the bylaws of the Holder, each as in effect at the Closing.

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(d) Officer Certificate of Holder. The representations and warranties of the Holder contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which are accurate in all respects) on the date hereof and on and as of the Closing Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate in all material respects (except for those representations and warranties that are qualified by materiality, which are accurate in all respects) as of such specified date). The Company shall have received a certificate, duly executed by the Chief Executive Officer of the Holder, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Company in the form acceptable to the Company.

(e) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(f) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

(g) Consents. The Company shall have obtained all governmental, regulatory or third party consents and approvals (or waiver of such consents or approvals), if any, necessary for the Exchange, as applicable.

5. Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, Depository Trust Company (“DTC”) fees or broker’s commissions (other than for Persons engaged by the Holder) relating to or arising out of the transactions contemplated hereby. Except as otherwise set forth in the Exchange Documents or this Agreement, each party to this Agreement shall bear its own expenses in connection therewith and with the Exchange.

6. Blue Sky. The Company shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

7. Reporting Status. Until the date no Rights remain outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

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8. Reservation of Shares. So long as any of the Rights remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of shares of Common Stock issuable upon exercise of all of the Rights then outstanding (assuming for purposes hereof that any such exercise shall not take into account any limitations on the exercise of the Rights set forth therein), (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 8 be reduced other than proportionally in connection with any exercise and/or redemption, as applicable of Rights. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Exchange Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

9. Miscellaneous.

9.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

9.2 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Each counterpart may be delivered by email (as a .pdf attachment) or facsimile transmission, and an emailed or faxed signature shall have the same force and effect as an original signature.

9.3 Entire Agreement; Amendments. This Agreement together with the other Exchange Documents, represents the entire agreement and understanding between the parties concerning the Exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof.

9.4 No Strict Construction; Currency. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Exchange Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Exchange Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

9.5 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision of law or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Holder and Company hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or under any of the other Exchange Documents or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER EXCHANGE DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER EXCHANGE DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

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9.6 Severability. If any provision of this Agreement shall be declared or determined by any court to be invalid, illegal or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected or impaired thereby so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

9.7 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Holder:

Renovare Environmental, Inc.
80 Red Schoolhouse Road
Suite 101
Chestnut Ridge, New York 10977
Telephone: (845) 330-2522
Attention: Chief Executive Officer
E-Mail: bessman@renovareenv.com

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With a copy (for informational purposes only) to:

McCarter & English, LLP
Two Tower Center Boulevard, 24th Floor
East Brunswick, NJ 08816
Telephone: (732) 867-9741
Attention: Peter Campitiello, Esq.
E-Mail: pcampitiello@mccarter.com

If to the Company:

TraqIQ, Inc.
14205 SE 37th Street, Suite 100
Bellevue, WA 98006
Telephone: (425) 818-0560
Attention: Glen Miller, Chief Executive Officer
E-Mail: GMiller@titancares.com

With a copy (for informational purposes only) to:

Pryor Cashman LLP
7 Times Square
New York, NY 10036-6569
Telephone: (212) 326-0846
Attention: Eric M. Hellige
E-Mail: ehellige@pryorcashman.com

If to the Company’s transfer agent:

Equity Stock Transfer
237 W 37th Street, Suite 602
New York, NY 10018
Telephone: (212) 575-5757
Attention: Nora Marckwordt
E-Mail: nora@equitystock.com

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

9.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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9.9 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

9.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.11 Amendments. This Agreement may not be modified, amended or supplemented, and the terms and conditions of this Agreement may not be waived, except by a written agreement executed by each Party. No failure to exercise and no delay in exercising on the part of the Holder of any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of any right, remedy, power or privilege.

9.12 Remedies. The Holder and in the event of assignment by the Holder of its rights and obligations hereunder, each holder of the Rights (including each Settlement Party), shall have all rights and remedies set forth in the Exchange Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The Company therefore agrees that the Holder shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Exchange Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Exchange Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

9.13 Survival. The representations, warranties, agreements and covenants shall survive the Closing. The Holder shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(Signature Page to Follow)

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first above written.

COMPANY:

RENOVARE ENVIRONMENTAL, INC.

By:	/s/ Brian Essman
Name:	Brian Essman
Title:	Chief Financial Officer

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first above written.

COMPANY:

TRAQIQ, INC.

By:	/s/ Glen Miller
Name:	Glen Miller
Title:	Chief Executive Officer